[OBJECT OMITTED]

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ 85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP
            SMALL & MID-CAP GROWTH FUND, INC. AND RUSSELL 2000 STOCK
                                     INDEX

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                   1 Year       Since Inception
--------------------------------------------------------------------------------
Papp Small & Mid-Cap
Growth Fund                                         31.3%            25.9%
--------------------------------------------------------------------------------
Russell 2000 Stock
Index                                               -3.0%            12.6%
--------------------------------------------------------------------------------

  [The following was represented by a mountain graph in the printed material.]

Papp Small & Mid-Cap Growth Fund        $16,031

Russell 2000 Stock Index                $12,743

            PAST PERORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
================================================================================
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Russell 2000 Stock Index, an unmanaged, weighted index that includes stocks of 2000 smaller U.S. companies, with dividends reinvested.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

Dear Fellow Shareholders:

Our Fund had a wonderful year 2000. As the chart on the opposite page shows, we were up 31.3% while the Russell 2000, which represents the performance of small and mid-size companies, was down 3.1%. For the life of the Fund since its inception in December, 1998, we are up 60.3% which is more than twice the increase in the Russell Index which was up 27.4% in the same time period.

The brief history of our Fund is instructive. In 1999 we were up only 13% while the Russell 2000 was up 21%. In large part this was due to rampant speculation and the meteoric rise of many dot-com and biotechnology companies that were bid up on the basis of sales increases rather than real earnings.

This phenomenon continued until early March of 2000. Despite our obvious frustrations, we did not alter our investment philosophy which was to purchase good quality companies that have demonstrated the ability over the long-term to increase their sales and profits regardless of general market conditions.

In late March the bubble burst. Many day traders lost everything and the momentum mutual fund managers, who had attracted large amounts of new money from speculators and those seeking rapid appreciation, saw their extraordinary profits evaporate.

The predictable result of this disaster was a flight to quality, that is, the kind of stocks that our Fund owns, and the wholesale disposal at any price of speculative issues. On June 30, 2000 our Fund was up 29.2 % for the six-month period while the Russell 2000 was up only 3.1%. By the end of December we had increased this to 31.2% while the Russell Index had declined 3.1% for the year due to poor overall market conditions.

We intend to continue investing in good quality growth stocks that have increased their sales and earnings rather consistently. We shall avoid the "fad" stocks, which offer only the promise of better things to come. We recognize that a Fund like this, which invests in smaller companies, must own more of them than our typical fund that invests mostly in larger stocks. We are aware that appropriate and meaningful information about smaller companies is often difficult to obtain. Nevertheless, we believe that through careful research, avoidance of major investments in any one stock, and wide industry diversification, our good performance can, over time, continue.

                                                           Warmest regards,


                                                           L. Roy Papp, Chairman
                                                           February 9, 2001

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                     Number       Fair
                                Common Stocks                                       of Shares    Value
--------------------------------------------------------------------------------    ---------  ----------
 Industrial Services (17.2%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services to packaged                  4,800   $  186,900
    goods companies and retailers)
  Cintas Corporation
    (Leading uniform and textile rental company)                                       3,500      186,156
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                             5,000      268,438
  Forrester Research *
    (Leading provider of strategic technology research)                                3,700      185,231
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                                          6,000      142,125
  WPP Group PLC
    (Worldwide advertising agencies)                                                   3,089      194,028
                                                                                               ----------
                                                                                                1,162,878
                                                                                               ----------
Financial Services (13.8%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                                6,000      312,750
  Charles Schwab Corporation
    (Leading investment services firm)                                                 4,168      118,267
  Concord EFS, Inc.*
    (Electronic transaction authorization, processing, and settlement services)        5,500      241,656
  Investors Financial Services Corporation
     (Provides asset administration services to the financial
     services industry)                                                                3,000      258,000
                                                                                               ----------
                                                                                                  930,673
                                                                                               ----------
Health Care Services (7.3%)
  Express Scripts, Inc.*
    (Leading independent pharmacy benefit manager)                                     2,500      255,625
  Patterson Dental Company *

    (Leading distributor of dental supplies in the U.S. and Canada)                    7,000      237,125
                                                                                               ----------
                                                                                                  492,750
                                                                                               ----------
Electronic Equipment (7.1%)
  American Power Conversion Corporation *
    (Leading producer of uninterruptible power supply products)                        6,000       74,250
  Molex, Inc.
    (Supplier of interconnection products)                                             6,800      172,975
  Symbol Technologies, Inc.
    (Leading manufacturer of bar code based mobile computing systems)                  6,550      235,800
                                                                                               ----------
                                                                                                  483,025
                                                                                               ----------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                            Number      Fair
                     Common Stocks (continued)                             of Shares   Value
-----------------------------------------------------------------------    ---------  --------
Investment Management (7.0%)
  Federated Investors
    (Major U.S. investment management company)                                9,000   $262,125
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                             5,000    211,328
                                                                                      --------
                                                                                       473,453
                                                                                      --------
Specialty Retailing (6.7%)
  Dollar General Corporation
    (Operates self-service discount stores)                                   9,750    184,031
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                       6,000    128,625
  Office Depot*
    (Leading retailer and direct marketer of office supplies)                20,000    142,500
                                                                                      --------
                                                                                       455,156
                                                                                      --------
 Educational Providers (5.7%)
  Apollo Group, Inc.*
    (Leading provider of higher education programs for working adults)        4,000    196,750
  DeVry, Inc.*
    (Owns and operates post-secondary, technical education institutions)      5,000    188,750
                                                                                      --------
                                                                                       385,500
                                                                                      --------
Telecommunications (5.5%)
  ADC Telecommunications, Inc. *
    (Manufacturer and developer of data and voice networking products)        9,000    163,125
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                             4,400    206,800
                                                                                      --------
                                                                                       369,925
                                                                                      --------
Software (5.0%)
  Advent Software, Inc. *
    (Develops and markets portfolio software for the investment
    management industry)                                                      5,000    200,313
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                        2,900    136,663
                                                                                      --------
                                                                                       336,976
                                                                                      --------
Semiconductors & Equipment (4.8%)
  KLA-Tencor Corporation *
    (Designs and produces wafer inspection and process control
    equipment for the semiconductor industry)                                 4,300    144,856
  Semtech Corporation*
    (Designs analog and mixed signal semiconductors)                          8,000    176,500
                                                                                      --------
                                                                                       321,356
                                                                                      --------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                       Number      Fair
                       Common Stocks (continued)                      of Shares    Value
------------------------------------------------------------------    --------- ----------
Restaurants (4.1%)
  Brinker International, Inc.*
    (Owns, operates, and franchises casual dining restaurants)          6,500   $  274,625
                                                                                ----------
Biotechnology (3.2% )
  Techne Corporation*
    (Leading producer of biotechnology products)                        6,000      216,375
                                                                                ----------
Medical Products (3.1%)
  Del Global Technologies (Note 1)
    (Designs, manufactures, and markets medical imaging systems)       17,000       68,000
  Stryker Corporation
    (Developer and manufacturer of surgical and medical devices)        2,800      141,652
                                                                                ----------
                                                                                   209,652
                                                                                ----------
Instruments & Testing (2.7%)
  National Instruments Corporation *
    (Supplier of computer based instrumentation products)               3,750      182,109
                                                                                ----------
Consumer Products (1.8%)
  Clorox Company
    (Manufacturer of bleach and other consumer products)                3,500      124,250
                                                                                ----------
Broadcasting and Publishing (1.5%)
  Saga Communications, Inc.*
    (Owns/operates radio and television stations)                       7,000      104,125
                                                                                ----------
Consumer Services (1.2%)
  Steiner Leisure Ltd. *
    (Provider of spa services, beauty salons, and health
    clubs on cruise ships)                                              5,800       81,200
                                                                                ----------


Total Common Stocks - 97.7%                                                      6,604,028
Cash and Other Assets, Less Liabilities - 2.3%                                     158,119
                                                                                ----------
Net Assets - 100%                                                               $6,762,147
                                                                                ==========
Net Asset Value Per Share
(Based on 293,702 shares outstanding at December 31, 2000)                      $    23.02
                                                                                ==========

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                                                       2000
                                                                    -----------
                                     ASSETS

Investment in securities at fair value (original
  cost $4,831,819 at December 31,  2000) (Note 1)                   $ 6,604,028
Cash                                                                    374,148
Dividends and interest receivable                                         2,596
                                                                    -----------
               Total assets                                         $ 6,980,772
                                                                    ===========

                                   LIABILITIES

Payable for investment securities purchased                             218,625
                                                                    -----------
               Total liabilities                                    $   218,625
                                                                    ===========

                                   NET ASSETS

Paid-in capital                                                     $ 5,028,722
Accumulated undistributed net investment loss                           (38,784)
Net unrealized gain on investments                                    1,772,209
                                                                    -----------
               Net assets applicable to Fund shares outstanding     $ 6,762,147
                                                                    ===========


Fund shares outstanding                                                 293,702
                                                                    ===========

Net Asset Value Per Share (net assets/shares outstanding)           $     23.02
                                                                    ===========

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                            2000              1999
                                                        -----------       -----------
INVESTMENT INCOME:
  Dividends                                             $    14,555       $     7,717
  Interest                                                    5,469             3,200
                                                        -----------       -----------
               Total investment income                       20,024            10,917
                                                        -----------       -----------

EXPENSES:
  Management fee (Note 3)                               $    55,325       $    33,639
  Filing fees                                                22,355             7,410
  Auditing fees                                              10,200             5,750
  Custody fees                                                8,091             4,990
  Legal Fees                                                  6,626             3,150
  Directors' attendance fees                                  1,100             1,200
  Printing fees                                                 955               495
                                                        -----------       -----------
               Total expenses                               104,652            56,634
                                                        -----------       -----------

  Less fees waived by adviser (Note 3)                      (35,495)          (14,585)
                                                        -----------       -----------

               Net expenses                                  69,157            42,049
                                                        -----------       -----------

Net investment loss                                         (49,133)          (31,132)
                                                        -----------       -----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sale of securities                        2,217,826         1,750,454
  Cost of securities sold                                (1,895,326)       (1,745,931)
                                                        -----------       -----------
      Net realized gain on investments sold                 322,500             4,523

      Net change in unrealized gain on investments        1,122,355           544,505
                                                        -----------       -----------

Net realized and unrealized gain on investments           1,444,855           549,028
                                                        -----------       -----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERAIONS                              $ 1,395,722       $   517,896
                                                        ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                 2000             1999
                                                             -----------       -----------
FROM OPERATIONS:
   Net investment loss                                       $   (49,133)      $   (31,132)
   Net realized gain on investments sold                         322,500             4,523
   Net change in unrealized gain on investments                1,122,355           544,505
                                                             -----------       -----------

       Increase in net assets resulting from
       operations                                              1,395,722           517,896
                                                             -----------       -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income - prior year                                 --              (421)
   Net realized gain on investment securities sold              (285,542)               --
                                                             -----------       -----------

        Decrease in net assets resulting from
        distributions to shareholders                           (285,542)             (421)
                                                             -----------       -----------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                1,352,473         2,770,330
   Net asset value of shares issued to shareholders
        in reinvestment of net investment income and
        net realized gain on investment securities sold          250,874               266
   Payments for redemption of shares                            (276,879)         (528,797)
                                                             -----------       -----------

        Increase in net assets resulting
        from shareholder transactions                          1,326,468         2,241,799
                                                             -----------       -----------

Total increase in net assets                                   2,436,648         2,759,274
                                                             -----------       -----------

Net assets at beginning of the period                          4,325,499         1,566,225
                                                             -----------       -----------

Net assets at end of period                                  $ 6,762,147       $ 4,325,499
                                                             ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies. The investment adviser paid all start up costs, and the Fund will not reimburse them.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Del Global Technologies has been temporarily delisted from NASDAQ trading due to the late filing of its audited 10K with the SEC. The delisting is an automatic procedure of NASDAQ and it is anticipated that the company will reapply for listing on the NASDAQ in the first quarter of 2001 once it has completed the SEC's requirements.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.0434 a share aggregating $285,542. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $35,495 and $14,585 was required in 2000 and 1999, respectively.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                        2000                    1999
                                     -----------             -----------

Purchases at cost                    $ 3,134,055             $ 3,939,176
Sales                                  2,217,826               1,750,454

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                          Proceeds           Shares
                                                        -----------       -----------
Year ended December 31, 2000
            Shares issued                               $ 1,352,473            59,134
            Distributions reinvested                        250,874            10,675
            Shares redeemed                                (276,879)          (12,295)
                                                        -----------       -----------
                 Net increase                           $ 1,326,468            57,514
                                                        ===========       ===========

Year ended December 31, 1999
            Shares issued                               $ 2,770,330           171,664
            Dividends and distributions reinvested              266                21
            Shares redeemed                                (528,797)          (32,178)
                                                        -----------       -----------
                 Net increase                           $ 2,241,799           139,507
                                                        ===========       ===========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                   2000                1999
                                                -----------         -----------
Fair value                                      $ 6,604,028         $ 4,242,944
Original cost                                    (4,831,819)         (3,593,090)
                                                -----------         -----------

     Net unrealized appreciation                $ 1,772,209         $   649,854
                                                ===========         ===========

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $2,068,024 and gross unrealized losses on investments in which cost exceeded fair value totaled $295,815.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $989,503 and gross unrealized losses on investments in which cost exceeded fair value totaled $339,649.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                             Year ended December 31,       Period ended December 31,
                                           2000                 1999                1998(A)
                                       -------------        -------------        -------------
Net asset value, beginning
   of period                           $       18.31        $       16.20        $       15.00
Income from operations:
      Net investment loss                      (0.14)               (0.14)                  --
      Net realized and unrealized
        gain on investments                     5.89                 2.25                 1.20
                                       -------------        -------------        -------------

            Total from operations               5.75                 2.11                 1.20

Less Distributions:
   Dividend from investment
      income                                      --                   --                   --
   Distribution of net realized
      gain                                     (1.04)                  --                   --
                                       -------------        -------------        -------------

            Total distributions                (1.04)                  --                   --

Net asset value, end of period         $       23.02        $       18.31        $       16.20
                                       =============        =============        =============

            Total return                       31.32%               13.04%                8.00%
                                       =============        =============        =============

Ratios/Supplemental Data:
   Net assets, end of period           $   6,762,147        $   4,325,499        $   1,566,225
   Expenses to average
      net assets (B)                            1.25%                1.25%                1.25%*
   Investment income to
      average net assets (C)                    0.36%                0.32%                1.01%*
   Portfolio turnover rate                     40.42%               53.07%                0.00%*

*     Annualized

(A)   From the date of commencement of operations (December 15, 1998).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.89%, 1.68% and 1.56%, for the periods ended December 31, 2000, 1999 and 1998, respectively.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Small & Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp Small & Mid-Cap Growth Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended, and for the period from December 15, 1998 (date of commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and the period from December 15, 1998 (date of commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
January 24, 2001

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.


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

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

                                    Directors

         James K. Ballinger                      Harry A. Papp
         Amy S. Clague                           L. Roy Papp
         Robert L. Mueller                       Rosellen C. Papp
         Carolyn P. O'Malley                     Bruce C. Williams

                                    Officers

         Chairman - L. Roy Papp                  President - Harry A. Papp

                                 Vice Presidents

         Victoria S. Cavallero                   Julie A. Hein
         George D. Clark, Jr.                    Robert L. Mueller
         Jeffrey N. Edwards                      Rosellen C. Papp
         Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian

                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel

                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.


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